                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and John Fowler, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite), 333-81019/811-7767 (Scudder Gateway
Plus), 33-39702/811-6293 (Exec Annuity Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-141019/811-22024
(Preferred Plus), 333-141045/811-22024 (Advantage IV), 333-157121/811-20024
(Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

SIGNATURE                                 TITLE                                                         DATE
---------                                 -----                                                         ----
/s/ Allan Levine                          Chairman of the Board                                       4/8/2014
----------------------------------
Allan Levine

/s/ Nicholas Helmuth von Moltke           Director, President and Chief Executive Officer             4/8/2014
----------------------------------
Nicholas Helmuth von Moltke

/s/ Kathleen M. Redgate                   Director                                                    4/8/2014
----------------------------------
Kathleen M. Redgate

                                          Director                                                    4/8/2014
----------------------------------
Richard V. Spencer

/s/ Hanben K. Lee                         Director, Executive Vice President and Chief Risk           4/8/2014
----------------------------------        Officer
Hanben K. Lee

                                          Director, Executive Vice President and Chief Investment     4/8/2014
----------------------------------        Officer
Gilles M. Dellaert

                                          Director                                                    4/8/2014
----------------------------------
Michael A. Reardon


                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and John Fowler, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite), 333-81019/811-7767 (Scudder Gateway
Plus), 33-39702/811-6293 (Exec Annuity Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-141019/811-22024
(Preferred Plus), 333-141045/811-22024 (Advantage IV), 333-157121/811-20024
(Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

SIGNATURE                                 TITLE                                                         DATE
---------                                 -----                                                         ----

                                          Chairman of the Board                                       4/8/2014
------------------------------------
Allan Levine

                                          Director, President and Chief Executive Officer             4/8/2014
------------------------------------
Nicholas Helmuth von Moltke

                                          Director                                                    4/8/2014
------------------------------------
Kathleen M. Redgate

/s/ Richard V. Spencer                    Director                                                    4/8/2014
------------------------------------
Richard V. Spencer

                                          Director, Executive Vice President and Chief Risk           4/8/2014
------------------------------------      Officer
Hanben K. Lee

                                          Director, Executive Vice President and Chief Investment     4/8/2014
------------------------------------      Officer
Gilles M. Dellaert

                                          Director                                                    4/8/2014
------------------------------------
Michael A. Reardon

                              POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and John Fowler, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite), 333-81019/811-7767 (Scudder Gateway
Plus), 33-39702/811-6293 (Exec Annuity Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-141019/811-22024
(Preferred Plus), 333-141045/811-22024 (Advantage IV), 333-157121/811-20024
(Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

SIGNATURE                                 TITLE                                                         DATE
---------                                 -----                                                         ----

                                          Chairman of the Board                                       4/8/2014
---------------------------------
Allan Levine

                                          Director, President and Chief Executive Officer             4/8/2014
---------------------------------
Nicholas Helmuth von Moltke

                                          Director                                                    4/8/2014
---------------------------------
Kathleen M. Redgate

                                          Director                                                    4/8/2014
---------------------------------
Richard V. Spencer

                                          Director, Executive Vice President and Chief Risk           4/8/2014
---------------------------------         Officer
Hanben K. Lee

/s/ Gilles M. Dellaert                    Director, Executive Vice President and Chief Investment     4/8/2014
---------------------------------         Officer
Gilles M. Dellaert

                                          Director                                                    4/8/2014
---------------------------------
Michael A. Reardon

                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and John Fowler, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, amendments to Registration Statements, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite), 333-81019/811-7767 (Scudder Gateway
Plus), 33-39702/811-6293 (Exec Annuity Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-141019/811-22024
(Preferred Plus), 333-141045/811-22024 (Advantage IV), 333-157121/811-20024
(Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

SIGNATURE                                 TITLE                                                         DATE

                                         Chairman of the Board                                       4/8/2014
------------------------------------
Allan Levine

                                          Director, President and Chief Executive Officer             4/8/2014
------------------------------------
Nicholas Helmuth von Moltke

                                          Director                                                    4/8/2014
------------------------------------
Kathleen M. Redgate

                                          Director                                                    4/8/2014
------------------------------------
Richard V. Spencer

                                          Director, Executive Vice President and Chief Risk           4/8/2014
------------------------------------      Officer
Hanben K. Lee

                                          Director, Executive Vice President and Chief Investment     4/8/2014
------------------------------------      Officer
Gilles M. Dellaert

/s/ Michael A. Reardon                    Director                                                    4/8/2014
------------------------------------
Michael A. Reardon